MANAGERS AMG FUNDS

Trilogy Emerging Markets Equity Fund

Supplement dated November 1, 2011 to the

Prospectus dated March 1, 2011, as supplemented July 15, 2011

The following information supplements and supersedes any information to the contrary relating to the Trilogy Emerging Markets Equity Fund (the “Fund”), a series of Managers AMG Funds (the “Trust”), contained in the Fund’s prospectus dated and supplemented as noted above (the “Prospectus”).

Effective November 1, 2011, Managers Investment Group LLC (“Managers”) has contractually agreed, until at least March 1, 2013, to limit Fund’s total annual operating expenses (exclusive of taxes, interest, shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary items) to 1.05% of average daily net assets of the Fund. Immediately prior to November 1, 2011, the Fund had a contractual expense limitation of 1.10%.

Effective November 1, 2011, the “Annual Fund Operating Expenses” table under the section titled “Fees and Expenses of the Fund” and the section titled “Expense Example” on page 6 of the Prospectus are hereby replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Service Class	Institutional Class
Management Fee	0.70%	0.70%
Distribution and Service (12b-1) Fees	None	None
Other Expenses[1]	1.17%	0.92%
Total Annual Fund Operating Expenses	1.87%	1.62%
Fee Waiver and Expense Reimbursements[2]	(0.57)%	(0.57)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements	1.30%	1.05%

[1]	Because the Fund is new, “Other Expenses” are based on estimates for the current fiscal year.

[2]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2013, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest, shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.05% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the Total Annual Fund Operating Expenses (excluding the other items noted in the parenthetical above) of the Service Class and Institutional Class would be 1.30% and 1.10%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years
Service Class	$132	$513
Institutional Class	$107	$436

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE